UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2018

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia		23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 2, 2018, Huntington Ingalls Industries, Inc. (the “Company”) held its 20187 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Item 1 - Election of Directors

Votes regarding the election of ten directors, for terms ending in 2019, were as follows:

Name	For	Withheld	Broker Non-Votes
Philip M. Bilden	34,922,475	60,124	3,983,346
Augustus L. Collins	34,899,064	83,535	3,983,346
Kirkland H. Donald	34,920,668	61,931	3,983,346
Thomas B. Fargo	33,997,331	985,268	3,983,346
Victoria D. Harker	34,817,140	165,459	3,983,346
Anastasia D. Kelly	34,901,162	81,437	3,983,346
C. Michael Petters	34,920,465	62,134	3,983.346
Thomas C. Schievelbein	34,922,670	59,929	3,983,346
John K. Welch	34,875,570	107,029	3,983,346
Stephen R. Wilson	34,916,351	66,248	3,983,346

Item 2 - Proposal to Approve the Company’s Executive Compensation on an Advisory Basis

Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
34,555,350	301,728	125,521	3,983,346

Item 3 - Proposal to Select the Frequency of Future Advisory Approvals of Executive Compensation on an Advisory Basis

Votes on a proposal to select the frequency of future advisory approvals on executive compensation on an advisory basis were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
34,298,148	121,279	471,829	91,343	3,983,346

Item 4 - Proposal to Ratify the Appointment of the Company’s Independent Auditors

Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2018 were as follows:

For	Against	Abstentions	Broker Non-Votes
38,820,933	114,432	30,580	0

Item 5 – Stockholder Proposal to Enable Stockholders to Take Action by Written Consent

Votes on a stockholder proposal to enable stockholders to take action by written consent were as follows:

For	Against	Abstentions	Broker Non-Votes
13,444,124	21,432,861	105,614	3,983,346

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: May 7, 2018	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary